 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 11, 2021

NDIVISION INC.
(Exact name of registrant as specified in its charter)

Nevada	47-5133966
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7301 N. State Highway 161, Suite 100, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area 214-785-6355

Copies to:

Attn: Ken Bart.

Mitchell Silberberg & Knupp LLP

437 Madison Avenue

New York, NY 10022

Tel: 917-546-7768

Fax: 212-509-7239

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 11, 2021, the board of directors (the “Board”) of nDivision Inc. (the “Company”) appointed Lisa McLin and Kelly Hopping as members of the Board of the Company. Ms. McLin and Ms. Hopping are independent directors of the Company pursuant to the NASDAQ independent director guidelines.

Ms. Hopping has served as Chief Marketing Officer for Toptal since 2021, where she is responsible for a team of more than 100 marketers and content creators globally across communications, content, growth marketing, brand strategy, events, and integrated campaigns. Prior to her service with Toptal, Ms. Hopping served as Chief Marketing Officer for Gartner from 2019 through 2021, where she was responsible for a team of more than 100 marketers and content analysis globally. From 2015 through 2019, Ms. Hopping was Vice President of Integrated Solutions and Product Marketing for Rackspace, where she was responsible for establishing an organization to spearhead corporate transformation and build vertical capability for the financial services, healthcare, government and retail sectors. Ms. Hopping has a Bachelor of Science degree from Texas A&M University, as well as an MBA from the Harvard Business School.

Since 2015, Ms. McLin has served as a Vice President of multiple companies providing services related to building, scaling, and growing various selling methods with customers, and served as lead acquisition member and installed a team of 120 employees. Ms. McLin also serves on the boards of the Texas Conference for Women, the Rackspace Foundation, and Girls, Inc. Ms. McLin received a Bachelor of Business Administration in Accounting and Business Management from the University of Texas at San Antonio, and completed the Texas Executive Education Program at the University of Texas at Austin.

Simultaneously with the appointments of Ms. McLin and Ms. Hopping, two of our directors, Michael Beavers and Justin Roby, stepped down from their roles as Board members, effective August 11, 2021, which was not due to any disagreement between Mr. Beavers, Mr. Roby, or the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NDIVISION INC.

Date: August 16, 2021	By:	/s/ Andrew Norstrud
Andrew Norstrud
Chief Financial Officer

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